EXHIBIT 10.6

                                GUARANTY OF LEASE
                                -----------------

         THIS GUARANTY OF LEASE (this "GUARANTY") is dated as of January 31, 2005 (the "EFFECTIVE DATE") by CARGO CONNECTIONS LOGISTIC HOLDING, INC., a Florida corporation ("GUARANTOR"), for the benefit of MP CARGO ORD PROPERTY LLC, a Delaware limited liability company ("LANDLORD").

                                    RECITALS:
                                    --------

         WHEREAS, pursuant to that certain Commercial Lease Agreement (the "LEASE AGREEMENT") dated as of January 31, 2005, by and between the Landlord and Underwing International, LLC, a Delaware limited liability company ("TENANT"), the Landlord has agreed to lease to the Tenant, and the Tenant has agreed to lease from the Landlord, that certain property and the improvements located thereon commonly known as 491 Supreme Drive, Bensenville, Illinois; and

         WHEREAS, in order to entice the Landlord to enter into the Lease Agreement, the Guarantor has offered to execute this Guaranty guaranteeing the full performance of the obligations of the Tenant under the Lease Agreement; and

         WHEREAS, the Guarantor is an affiliate of the Tenant; and

         WHEREAS, the Guarantor will substantially benefit from the Lease Agreement; and

         WHEREAS, the Guarantor desires that the Landlord enter into the Lease Agreement with the Tenant;

         NOW, THEREFORE, for valuable consideration herein acknowledged and the execution of the Lease Agreement by the Tenant, the Guarantor hereby unconditionally guarantees the full performance of each and all of the terms, covenants, and conditions of the Lease Agreement to be kept and performed by said Tenant, or any successors in interest, including the payment of all rentals and other charges to accrue thereunder. The Lease Agreement is incorporated herein by this reference. The Guarantor further agrees as follows:

         1. GUARANTY. Guarantor absolutely, unconditionally and irrevocably undertakes and guarantees, for the benefit of Landlord and each and every present and future holder or holders of the Lease Agreement or assignee or assignees of the Lease Agreement, that all obligations of Tenant and other performance obligations of Tenant under the Lease Agreement, including but not limited to the timely payment of Rent (as defined in the Lease Agreement) (collectively such obligations shall be referred to herein as "OBLIGATIONS"), shall be fully and faithfully completed, to the extent that Tenant fails to do so at any and all applicable times.

         2. REPRESENTATIONS AND WARRANTIES. The following shall constitute representations and warranties of the Guarantor and the Guarantor hereby acknowledges that Landlord intends to make the Lease Agreement in reliance thereon:

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                a.    Guarantor is not in default and no event has occurred that with the passage of time and/or the giving of notice will constitute a default under any agreement to which Guarantor is a party, the effect of which will impair performance by Guarantor of its obligations under this Guaranty. Neither the execution and delivery of this Guaranty nor compliance with the terms and provisions hereof will, to the best of Guarantor's knowledge, violate any applicable law, rule, regulation, judgment, decree or order, or will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of any indenture, mortgage, instrument, document, agreement or contract of any kind that creates, represents, evidences or provides for any lien, charge or encumbrance upon any of the property or assets of Guarantor, or any other indenture, mortgage, instrument, document, agreement or contract of any kind to which Guarantor is a party or to which Guarantor or the property of Guarantor may be subject.

                b. There is no litigation, arbitration, governmental or administrative proceedings, actions, examinations, claims or demands pending, or to Guarantor's knowledge, threatened that could adversely affect performance by Guarantor of its obligations under this Guaranty.

                c. Neither this Guaranty nor any statement or certification as to facts previously furnished or required herein to be furnished to Landlord by Guarantor contains any material inaccuracy or untruth in any representation, covenant or warranty or omits to state a fact material to this Guaranty.

                d. Guarantor will derive substantial benefit, directly or indirectly, from the Lease Agreement to Tenant and from the making of this Guaranty by Guarantor.

                e. This Guaranty is executed at the request of Tenant, the Landlord has made no representation to the Guarantor as to the creditworthiness of Tenant and the Guarantor assumes the responsibility for keeping informed of the financial condition of Tenant and all other circumstances related to the risk of nonpayment or nonperformance of the Obligations, and agrees that Landlord shall have no duty to advise the Guarantor of any information known to Landlord regarding any such financial conditions or circumstances.

         3. CONTINUING GUARANTY. Guarantor agrees that performance of the Obligations by Guarantor shall be a primary obligation, shall not be subject to any counterclaim, set-off, abatement, deferment or defense based upon any claim that Guarantor may have against Landlord (however, Guarantor may pursue a separate action against Tenant, any other guarantor of the Obligations or any other person or entity), and this Guaranty shall remain in full force and effect without regard to, and shall not be released, discharged or affected in any way by, any circumstance or condition (whether or not Guarantor shall have any knowledge thereof), including without limitation:

                a. any lack of validity or enforceability of any of the Lease Agreement;

                b. any termination, amendment, modification or other change in the Lease Agreement;

                c. any failure, omission or delay on the part of Tenant, Guarantor, any other guarantor of the Obligations or Landlord to conform or comply with any term of the Lease Agreement or any failure of Landlord to give notice of any Default (as defined in the Lease Agreement);

                d. any waiver, compromise, release, settlement or extension of time of payment or performance or observance of any of the obligations or agreements contained in the Lease Agreement;

                e. any action or inaction by Landlord under or in respect of the Lease Agreement, any failure, lack of diligence, omission or delay on the part of Landlord to perfect, enforce, assert or exercise any lien, security interest, right, power or remedy conferred on it in the Lease Agreement, or any other action or inaction on the part of Landlord;

                f. any voluntary or involuntary bankruptcy, insolvency, reorganization, arrangement, readjustment, assignment for the benefit of creditors, composition, receivership, liquidation, marshalling of assets and liabilities or similar events or proceedings with respect to Tenant, Guarantor or any other guarantor of the Obligations, as applicable, or any of their respective property or creditors, or any action taken by any trustee or receiver or by any court in any such proceeding;

                g. any merger or consolidation of Tenant into or with any entity, or any sale, lease or transfer of any of the assets of Tenant, Guarantor or any other guarantor of the Obligations to any other person or entity;

                h. any change in the ownership of Tenant or any change in the relationship between Tenant, Guarantor or any other guarantor of the Obligations, or any termination of any such relationship;

                i. any release or discharge by operation of law of Tenant, Guarantor or any other guarantor of the Obligations from any obligation or agreement contained in the Lease Agreement;

                j.   any defense arising out of any disability of Tenant; or

                k. any other occurrence, circumstance, happening or event, whether similar or dissimilar to the foregoing and whether foreseen or unforeseen, which otherwise might constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which otherwise might limit recourse against Tenant or Guarantor to the fullest extent permitted by law.

         4. WAIVERS. Each Guarantor expressly and unconditionally waives (i) notice of any of the matters referred to in the Lease Agreement, (ii) all notices which may be required by statute, rule of law or otherwise, now or hereafter in effect, to preserve intact any rights against Guarantor, including, without limitation, notice of acceptance of this Guaranty, any demand, presentment and protest, notice of protest, notice of dishonor, proof of notice of non-payment under the Lease Agreement and notice of any Default or any failure on the part of Tenant, Guarantor or any other guarantor of the Obligations to perform or comply with any covenant, agreement, term or condition of the Lease Agreement, (iii) any right to the enforcement, assertion or exercise against Tenant, Guarantor or any other guarantor of the Obligations of any right or remedy conferred under the Lease Agreement, (iv) any requirement of diligence on the part of any person or entity, (v) to the fullest extent permitted by law and except as otherwise expressly provided in this Guaranty or the Lease Agreement, any claims based on allegations that Landlord has failed to act in a commercially reasonable manner or failed to exercise Landlord's obligation of good faith and fair dealing, (vi) any requirement to exhaust any remedies or to mitigate the damages resulting from any default under the Lease Agreement, (vii) any right to require Landlord to proceed against Tenant, to proceed against any other person, or to proceed against or exhaust any security held from Tenant or any other person, (viii) any right to have the property of Tenant first applied to discharge the Obligations, allowing Landlord, at its option, to exercise any right or remedy it may have against Tenant or any security held by Landlord,
(ix) any defense based upon Landlord's failure to disclose to Guarantor any information concerning Tenant's financial condition or any other circumstances bearing on Tenant's ability to pay and perform its obligations under the Lease Agreement, (x) any defense based upon any statute or rule of law which provides that the obligations of a surety may be neither larger in amount nor in any other respects more burdensome than that of a principal, and (xi) the benefit of or right to assert any statute of limitations affecting the liability of Guarantor hereunder or the enforcement thereof, to the extent permitted by law, and any part payment by Tenant or other circumstance which operates to toll any statute of limitations as to Tenant shall also serve to toll the statute of limitations as to Guarantor.

         5. SUBORDINATION. Guarantor agrees that any and all present and future debts and obligations of Tenant to Guarantor hereby are subordinated to the claims of Landlord and hereby are assigned by Guarantor to Landlord as security for the Obligations and Guarantor's obligations under this Guaranty.

         6. SUBROGATION WAIVER. Until the Obligations are paid in full and all periods under applicable bankruptcy law for the contest of any payment by Guarantor or Tenant as a preferential or fraudulent payment have expired, Guarantor knowingly, and with advice of counsel, waives, relinquishes, releases and abandons all rights and claims to indemnification, contribution, reimbursement, subrogation and payment which Guarantor may now or hereafter have by and from Tenant and the successors and assigns of Tenant, for any payments made by Guarantor to Landlord, including, without limitation, any rights which might allow Tenant, Tenant's successors, a creditor of Tenant, or a trustee in bankruptcy of Tenant to claim in bankruptcy or any other similar proceedings that any payment made by Tenant or Tenant's successors and assigns to Landlord was on behalf of or for the benefit of Guarantor and that such payment is recoverable by Tenant, a creditor or trustee in bankruptcy of Tenant as a preferential payment, fraudulent conveyance, payment of an insider or any other classification of payment which may otherwise be recoverable from Landlord.

         7. REINSTATEMENT. The obligations of Guarantor pursuant to this Guaranty shall continue to be effective or automatically be reinstated, as the case may be, if at any time payment of any of the Obligations or Guarantor's obligations under this Guaranty are rescinded or otherwise must be restored or returned by Landlord upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Guarantor or Tenant or otherwise, all as though such payment had not been made.

         8. FINANCIAL STATEMENTS. Guarantor represents and warrants to Landlord that no material adverse condition has occurred in the financial condition of Guarantor from the date hereof until the Effective Date. Guarantor shall furnish to Landlord annual financial statements for each calendar year no later than 90 days after the end of such years certified by Guarantor as true, complete and correct.

         9. ENFORCEMENT COSTS. If: (a) this Guaranty is placed in the hands of one or more attorneys for collection or is collected through any legal proceeding, (b) one or more attorneys is retained to represent Landlord in any bankruptcy, reorganization, receivership or other proceedings affecting creditors' rights and involving a claim under this Guaranty, or (c) one or more attorneys is retained to represent Landlord in any other proceedings whatsoever in connection with this Guaranty, then Guarantor shall pay to Landlord upon demand all reasonable fees, costs and expenses incurred by Landlord in connection therewith, including, without limitation, reasonable attorney's fees, court costs and filing fees (all of which are referred to herein as "ENFORCEMENT COSTS"), in addition to all other amounts due hereunder.

         10.     SUCCESSORS  AND  ASSIGNS;  JOINT  AND  SEVERAL  LIABILITY. This
Guaranty shall inure to the benefit of Landlord and its successors and assigns. This Guaranty shall be binding on Guarantor and the heirs, legatees, successors and assigns of Guarantor. If this Guaranty is executed by more than one person, it shall be the joint and several undertaking of each of the undersigned. Regardless of whether this Guaranty is executed by more than one person, it is agreed that the undersigned's liability hereunder is several and independent of any other guarantees or other obligations at any time in effect with respect to the Obligations or any part thereof and that Guarantor's Liability hereunder may be enforced regardless of the existence, validity,
enforcement  or   non-enforcement   of  any  such  other   guarantees  or  other
Obligations.

         11.     NO  WAIVER  OF  RIGHTS.   No  delay  or  failure on the part of
Landlord to exercise any right, power or privilege under this Guaranty or the other Lease Agreement shall operate as a waiver thereof, and no single or partial exercise of any right, power or privilege shall preclude any other or further exercise thereof or the exercise of any other power or right, or be deemed to establish a custom or course of dealing or performance between the parties hereto. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law. No notice to or demand on Guarantor in any case shall entitle Guarantor to any other or further notice or demand in the same, similar or other circumstance.

         12. AUTHORITY. If Tenant is a corporation, each individual signing this Lease Agreement on behalf of Tenant represents and warrants that he is duly authorized to execute and deliver this Lease Agreement on behalf of the corporation and that this Lease Agreement is binding on Tenant in accordance with its terms. Tenant shall, at Landlord's request, deliver a certified copy of a resolution of its board of directors authorizing such execution. If Tenant is a partnership, each individual signing this Lease Agreement on behalf of Tenant represents and warrants that he is a general partner duly authorized to execute and deliver this Lease Agreement on behalf of the partnership and that this Lease Agreement is binding on Tenant in accordance with its terms. Tenant shall, at Landlord's request, deliver a copy of Tenant's partnership agreement showing authority for such execution.

         13. MODIFICATION. The terms of this Guaranty may be waived, discharged, or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment, modification, waiver or other change of any of the terms of this Guaranty shall be effective without the prior written consent of Landlord.

         14.     JOINDER.   Any  action  to enforce this Guaranty may be brought
against Guarantor without any reimbursement or joinder of Tenant or any other guarantor of the Obligations in such action.

         15. SEVERABILITY. If any provision of this Guaranty is deemed to be invalid by reason of the operation of law, or by reason of the interpretation placed thereon by any administrative agency or any court, Guarantor and Landlord shall negotiate an equitable adjustment in the provisions of the same in order to effect, to the maximum extent permitted by law, the purpose of this Guaranty and the validity and enforceability of the remaining provisions, or portions or applications thereof, shall not be affected thereby and shall remain in full force and effect.

         16. APPLICABLE LAW. This Guaranty is governed as to validity, interpretation, effect and in all other respects by laws and decisions of the State of Illinois.

         17. NOTICE. All notices, communications and waivers under this Guaranty shall be in writing and shall be (i) delivered in person or (ii) mailed, postage prepaid, either by registered or certified mail, return receipt requested, (iii) by facsimile, or (iv) by overnight express carrier, addressed in each case as follows:

         To Landlord:      Cargo ORO Property LLC
                           c/o Cargo Ventures LLC
                           17 State Street
                           9th Floor
                           New York, NY 10004
                           Attention: Jacob Citrin
                           Tel: 212-248-3111
                           Fax: 212-248-3118

         With a copy to:   Jenner & Block LLP
                           One IBM Plaza
                           Chicago, IL 60611
                           Attention: Jeffrey L. Richman
                           Facsimile: (312) 840-7269

         To Guarantor:     Cargo Connection Logistics Holding, Inc.
                           600 Bayview Ave.
                           Inwood, NY 11096-1104

                           Attention: Scott Goodman
                           Tel: 516-239-7000
                           Fax: 516-239-2508 (Fax)

         With a copy to:   Haynes and Boone, LLP
                           901 Main Street, Suite 3100
                           Dallas, Texas 75202
                           Attn: Robert A. McCulloch
                           Fax: 214-200-0529
                           Tel: 214-651-5600

or to any other address as to any of the parties hereto, as such party shall designate in a written notice to the other party hereto. All notices sent pursuant to the terms of this Section 18 shall be deemed received (i) if personally delivered or delivered by facsimile, then on the date of delivery,
(ii) if sent by overnight, express carrier, then on the next federal banking day immediately following the day sent, or (iii) if sent by registered or certified mail, then on the earlier of the third federal banking day following the day sent or when actually received.

         18. CONSENT TO JURISDICTION. TO INDUCE LANDLORD TO ACCEPT THIS GUARANTY, THE GUARANTOR IRREVOCABLY AGREES THAT, SUBJECT TO LANDLORD'S SOLE AND ABSOLUTE ELECTION, ALL ACTIONS OR PROCEEDINGS IN ANY WAY ARISING OUT OF OR RELATED TO THIS GUARANTY WILL BE LITIGATED IN COURTS HAVING SITUS IN CHICAGO, ILLINOIS. THE GUARANTOR HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY COURT LOCATED WITHIN COOK COUNTY, ILLINOIS, WAIVES PERSONAL SERVICE OF PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL DIRECTED TO GUARANTOR AT THE ADDRESS STATED HEREIN AND SERVICE SO MADE WILL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT.

         19. WAIVER OF JURY TRIAL. GUARANTOR AND LANDLORD (BY ACCEPTANCE HEREOF), HAVING BEEN REPRESENTED BY COUNSEL, EACH KNOWINGLY AND VOLUNTARILY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS GUARANTY OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH AND AGREES THAT ANY SUCH ACTION OR PROCEEDING WILL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. GUARANTOR AGREES THAT IT WILL NOT ASSERT ANY CLAIM AGAINST LANDLORD ON ANY THEORY OF LIABILITY FOR SPECIAL, INDIRECT, CONSEQUENTIAL, INCIDENTAL OR PUNITIVE DAMAGES.

         20. ENTIRE AGREEMENT. This Guaranty embodies the entire agreement between Landlord and Guarantor with respect to the guaranty by Guarantor of the Obligations. This Guaranty supersedes all prior agreements and
understandings,   if  any,   with  respect  to  guaranty  by  Guarantor
of the Obligations. No condition or conditions precedent to the effectiveness of this Guaranty exist. This Guaranty shall be effective upon execution by Guarantor and delivery to Landlord.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, Guarantor has executed: this Guaranty of Lease as of the Effective Date.

                                     CARGO CONNECTION LOGISTICS
                                     HOLDING, INC., a Florida corporation

                                     By:   /s/ Jesse Dobrinsky
                                        -----------------------------------
                                     Name:  Jesse Dobrinsky

                                     Its:   President


WITNESS:                             By:   /s/ Lynnette Harrison
-------                                 -----------------------------------

                                     Name:  Lynnette Harrison